[LOGO]                                                      / / Metropolitan Life Insurance Company (Met Life)
                                                                   / / Metropolitan Insurance XXXXXXXXXXXXXXXX
                                                             One Madison Avenue, New York, New York 10010-3890

                              PART A - APPLICATION FOR LIFE INSURANCE
--------------------------------------------------------------------------------------------------------------
                                       CO USE ONLY

PLAN EFF. DATE ______________________    EMPLOYER _________________________  EGN _____________________________
--------------------------------------------------------------------------------------------------------------

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1. PROPOSED INSURED'S NAME    Last         First       Middle      2. SOCIAL SECURITY NUMBER      3. SEX [M/F]

______________________________________________________________________________________________________________
4. PROPOSED INSURED'S ADDRESS                              5. BIRTHDATE (Mo./Day/Yr.)     6. AGE LAST BIRTHDAY

--------------------------------------------------------------------------------------------------------------

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                               BENEFICIARY AND OWNER DESIGNATION

7. PRIMARY BENEFICIARY DESIGNATION (OR TRUST INFORMATION)   8. OWNER (IF OTHER THAN THE PROPOSED INSURED)

   NAME          RELATIONSHIP               DATE OF BIRTH      NAME                        RELATIONSHIP

_________________________________________________________   __________________________________________________
                                                               S.S. # OR TAX ID#           DATE OF BIRTH

_________________________________________________________   __________________________________________________

--------------------------------------------------------------------------------------------------------------

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                                             QUESTIONS

9.  Has Proposed Insured been absent from work due to illness or medical treatment for a period of more than 6
    consecutive working days in the last 3 months?  Yes / /    No / / If Yes give details in item 13. below.

10. Is Proposed Insured actively at work, full time, performing all duties of regular occupation, at customary place of
    employment?   Yes / / No / / If No, give details in Item 13. below.

11. Date last smoked/used:

    Cigarette ______________      Cigar ____________     Pipe ____________     Smokeless Tobacco ____________
    / / Never                   / / Never            / / Never            / / Never

12. In connection with the policy(ies) applied for, does the Proposed Insured intend to borrow against, surrender or discontinue existing insurance or annuities (including Group) in force with this or any other insurer?
    Yes / /   No / /   If Yes give details in Item 13. below.

13. Details: -------------------------------------------------------------------------------------------------

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                                      COVERAGE SELECTION
                                                                                          Premium
14. A. Plan   7PAL         B. Face Amount                C. Options                    D. Paid
           --------------                ---------------            -----------------          --------------

    E. Special instructions ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
HOME OFFICE USE ONLY
HOME OFFICE ENDORSEMENTS
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                                         AGREEMENT

I agree that all statements and answers in this application are true and complete to the best of my knowledge and belief. They are the basis for any policy issued. I also agree that, except as stated in the Temporary
Insurance Agreement there will be no liability under this application until the policy is delivered to the owner and the full first premium due is paid. The policy will not take effect unless, at the time it is delivered, the condition of health of the Proposed Insured is the same as given in the application. No sales representative or other person except the President, Secretary or a Vice-President of the Company(ies)
applied to may make or change an insurance contract; make any binding promises about benefits or change or waive any of the terms of any application or policy.


_______________________________________________    ______________________    _________________________________
Witness (Licensed Resident Agent Where Required)   Mo./Day/Yr.               Signature of Proposed Insured

IF AN OWNER OR TRUSTEE IS NAMED IN ITEM 8
HAVE OWNER/TRUSTEE SIGN AS APPLICANT-OWNER        ___________________________________________________________
                                                  Signature of Applicant-Owner (if other than Proposed Insured)
SCP-1 (8-89) Printed in U.S.A  (0890)

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
                               PART B - SUPPLEMENTARY INFORMATION
--------------------------------------------------------------------------------------------------------------
Send communications to (if other than Item 4 in Part A):

______________________________________________________________________________________________________________
Number                 Street               County               City/Town                State/ZIP Code

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                                 PART C - PRODUCER INFORMATION
--------------------------------------------------------------------------------------------------------------

Planned Premium ________________________________     Annualized Premium __________________________________

Producer Name __________________________________     Br/Dist No. ______  Agency _______  Index ___________

Producer Name __________________________________     Br/Dist No. ______  Agency _______  Index ___________

Producer Name __________________________________     Br/Dist No. ______  Agency _______  Index ___________


Is this a replacement? Yes / /  No / /
If "Yes" have you completed the replacement forms?   Yes / /   No / /   Not Required / /

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

                  SUPPLEMENT TO APPLICATION FOR LIFE INSURANCE
                       METROPOLITAN LIFE INSURANCE COMPANY
                      Flexible Premium Variable Life (FVL)


1.   INVESTMENT DIVISION/ACCOUNT ALLOCATION
     Select the percentage of net premium to be allocated to each division/account. For each division/account to which an allocation is made, the percentage must be a whole number.
     The percentage will apply to future net premiums unless changed by the owner.



2. What is your main investment objective for investment of net premum?

      [  ]     Preservation of Capital  [  ] Growth & Income
      [  ]     Growth                   [  ] Aggressive Growth
      [  ]     Income


DIVISION/ACCOUNT                             ALLOCATION
----------------                             ----------
State Street Research Growth                          %
                                             ---------
State Street Research Income                          %
                                             ---------
MetLife Money Market                                  %
                                             ---------
State Street Research Diversified                     %
                                             ---------
State Street Research Aggressive Growth               %
                                             ---------
GFM International Stock                               %
                                             ---------
MetLife Stock Index                                   %
                                             ---------
Scudder Global Equity                                 %
                                             ---------
T. Rowe Price Small Cap Growth                        %
                                             ---------
Loomis Sayles High Yield Bond                         %
                                             ---------
Janus Mid Cap                                         %
                                             ---------
Fixed Account                                         %
                                             ---------
Other                                                 %
      ---------------------------            ---------
               (Specify)
Total:                                            100 %


3. Do you understand that under the policy indicated above (exclusive of any optional benefits):

           (i) the amount of death benefit in excess of the Specified
               Face Amount for FVL policies may increase or decrease depending
               on the policy's investment experience?  [   ]  Yes     [   ]  No

          (ii) the duration of the death benefit for FVL policies may increase or decrease depending on the policy's investment
               experience?                             [   ] Yes      [   ]  No

         (iii) the cash value may increase or decrease depending on the policy's
               investment experience?                  [   ]  Yes     [   ]  No



     NOTE: Upon request, we will furnish illustrations of benefits, including death benefits and cash values, for (a) the policy applied for and
           (b) a fixed benefit life insurance policy for the same premium.

     IT IS UNDERSTOOD THAT, AS SPECIFIED IN 3 ABOVE, THE AMOUNT AND/OR THE
     DURATION OF THE DEATH BENEFIT AND THE AMOUNT OF THE CASH VALUE MAY INCREASE
     OR DECREASE BASED ON THE INVESTMENT EXPERIENCE OF THE APPLICABLE SEPARATE
     ACCOUNT AND ARE NOT GUARANTEED.

     I have received a current prospectus for the FVL Policy indicated above.



     --------------------     ---------------     ------------------------------
     Name of Insured               Date           Signature of Owner


                              ---------------     ------------------------------
                                   Date           Signature of Broker/Dealer or
                                                  Principal


     SCPSUPP1       (Rev. 3/97)


                  SUPPLEMENT TO APPLICATION FOR LIFE INSURANCE
                       METROPOLITAN LIFE INSURANCE COMPANY
                      Flexible Premium Variable Life (FVL)


1.   INVESTMENT DIVISION/ACCOUNT ALLOCATION
     Select the percentage of net premium to be allocated to each division/account. For each division/account to which an allocation is made, the percentage must be a whole number. The percentage will apply to future net premiums unless changed by the owner.



2. What is your main investment objective for investment of net premum?

      [  ]     Preservation of Capital  [  ] Growth & Income
      [  ]     Growth                   [  ] Aggressive Growth
      [  ]     Income

DIVISION/ACCOUNT                             ALLOCATION
----------------                             ----------
State Street Research Growth                          %
                                             ---------
State Street Research Income                          %
                                             ---------
MetLife Money Market                                  %
                                             ---------
State Street Research Diversified                     %
                                             ---------
State Street Research Aggressive Growth               %
                                             ---------
GFM International Stock                               %
                                             ---------
MetLife Stock Index                                   %
                                             ---------
Scudder Global Equity                                 %
                                             ---------
T. Rowe Price Small Cap Growth                        %
                                             ---------
Loomis Sayles High Yield Bond                         %
                                             ---------
Janus Mid Cap                                         %
                                             ---------
Fixed Account                                         %
                                             ---------
Other                                                 %
      ---------------------------            ---------
               (Specify)
Total:                                            100 %



3. Do you understand that under the policy indicated above (exclusive of any optional benefits):

           (i) the amount of death benefit in excess of the Specified Face Amount for FVL policies may increase or decrease depending on the
               policy's investment experience?         [   ]  Yes     [   ]  No

          (ii) the duration of the death benefit for FVL policies may increase or decrease depending on the policy's investment
               experience?                             [   ] Yes      [   ]  No

         (iii) the cash value may increase or decrease depending on the policy's
               investment experience?                  [   ]  Yes     [   ]  No



     NOTE: Upon request, we will furnish illustrations of benefits, including death benefits and cash values, for (a) the policy applied for and
           (b) a fixed benefit life insurance policy for the same premium.

     IT IS UNDERSTOOD THAT, AS SPECIFIED IN 3 ABOVE, THE AMOUNT AND/OR THE DURATION OF THE DEATH BENEFIT AND THE AMOUNT OF THE CASH VALUE MAY INCREASE OR DECREASE BASED ON THE INVESTMENT EXPERIENCE OF THE APPLICABLE SEPARATE ACCOUNT AND ARE NOT GUARANTEED.

     I have received a current prospectus for the FVL Policy indicated above.

     ANY PERSON WHO KNOWINGLY, AND WITH INTENT TO DEFRAUD AN INSURANCE COMPANY OR OTHER PERSONS, SUBMITS AN APPLICATION FOR INSURANCE OR FILES A CLAIM CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF INSURANCE FRAUD, WHICH IS A CRIME.



     --------------------     ---------------     ------------------------------
     Name of Insured               Date           Signature of Owner


                              ---------------     ------------------------------
                                   Date           Signature of Broker/Dealer or
                                                  Principal


     SCPSUPP1(KY)        (Rev. 3/97)

                  SUPPLEMENT TO APPLICATION FOR LIFE INSURANCE
                       METROPOLITAN LIFE INSURANCE COMPANY
                      Flexible Premium Variable Life (FVL)


1.   INVESTMENT DIVISION/ACCOUNT ALLOCATION
     Select the percentage of net premium to be allocated to each division/account. For each division/account to which an allocation is made, the percentage must be a whole number. The percentage will apply to future net premiums unless changed by the owner.



2. What is your main investment objective for investment of net premum?

      [  ]     Preservation of Capital  [  ] Growth & Income
      [  ]     Growth                   [  ] Aggressive Growth
      [  ]     Income


DIVISION/ACCOUNT                             ALLOCATION
----------------                             ----------
State Street Research Growth                          %
                                             ---------
State Street Research Income                          %
                                             ---------
MetLife Money Market                                  %
                                             ---------
State Street Research Diversified                     %
                                             ---------
State Street Research Aggressive Growth               %
                                             ---------
GFM International Stock                               %
                                             ---------
MetLife Stock Index                                   %
                                             ---------
Scudder Global Equity                                 %
                                             ---------
T. Rowe Price Small Cap Growth                        %
                                             ---------
Loomis Sayles High Yield Bond                         %
                                             ---------
Janus Mid Cap                                         %
                                             ---------
Fixed Account                                         %
                                             ---------
Other                                                 %
      ---------------------------            ---------
               (Specify)
Total:                                            100 %



3. Do you understand that under the policy indicated above (exclusive of any optional benefits):

           (i) the amount of death benefit in excess of the Specified Face Amount for FVL policies may increase or decrease depending on the
               policy's investment experience?         [   ]  Yes     [   ]  No

          (ii) the duration of the death benefit for FVL policies may increase or decrease depending on the policy's investment
               experience?                             [   ] Yes      [   ]  No

         (iii) the cash value may increase or decrease depending on the policy's
               investment experience?                  [   ]  Yes     [   ]  No


     NOTE: Upon request, we will furnish illustrations of benefits, including death benefits and cash values, for (a) the policy applied for and
           (b) a fixed benefit life insurance policy for the same premium.

     IT IS UNDERSTOOD THAT, AS SPECIFIED IN 3 ABOVE, THE AMOUNT AND/OR THE DURATION OF THE DEATH BENEFIT AND THE AMOUNT OF THE CASH VALUE MAY INCREASE OR DECREASE BASED ON THE INVESTMENT EXPERIENCE OF THE APPLICABLE SEPARATE ACCOUNT AND ARE NOT GUARANTEED.

     I have received a current prospectus for the FVL Policy indicated above.



     --------------------     ---------------     ------------------------------
     Name of Insured               Date           Signature of Owner


                              ---------------     ------------------------------
                                   Date           Signature of Broker/Dealer or
                                                  Principal


     SCPSUPP1(95-MT)          (Rev. 3/97)

                  SUPPLEMENT TO APPLICATION FOR LIFE INSURANCE
                       METROPOLITAN LIFE INSURANCE COMPANY
                      Flexible Premium Variable Life (FVL)


1.   INVESTMENT DIVISION/ACCOUNT ALLOCATION
     Select the percentage of net premium to be allocated to each division/account. For each division/account to which an allocation is made, the percentage must be a whole number. The percentage will apply to future net premiums unless changed by the owner.



2. What is your main investment objective for investment of net premum?

      [  ]     Preservation of Capital  [  ] Growth & Income
      [  ]     Growth                   [  ] Aggressive Growth
      [  ]     Income

DIVISION/ACCOUNT                             ALLOCATION
----------------                             ----------
State Street Research Growth                          %
                                             ---------
State Street Research Income                          %
                                             ---------
MetLife Money Market                                  %
                                             ---------
State Street Research Diversified                     %
                                             ---------
State Street Research Aggressive Growth               %
                                             ---------
GFM International Stock                               %
                                             ---------
MetLife Stock Index                                   %
                                             ---------
Scudder Global Equity                                 %
                                             ---------
T. Rowe Price Small Cap Growth                        %
                                             ---------
Loomis Sayles High Yield Bond                         %
                                             ---------
Janus Mid Cap                                         %
                                             ---------
Fixed Account                                         %
                                             ---------
Other                                                 %
      ---------------------------            ---------
               (Specify)
Total:                                            100 %



3. Do you understand that under the policy indicated above (exclusive of any optional benefits):

           (i) the amount of death benefit in excess of the Specified Face Amount for FVL policies may increase or decrease depending on the
               policy's investment experience?         [   ]  Yes     [   ]  No

          (ii) the duration of the death benefit for FVL policies may increase or decrease depending on the policy's investment
               experience?                             [   ] Yes      [   ]  No

         (iii) the cash value may increase or decrease depending on the policy's
               investment experience?                  [   ]  Yes     [   ]  No



     NOTE: Upon request, we will furnish illustrations of benefits, including death benefits and cash values, for (a) the policy applied for and
           (b) a fixed benefit life insurance policy for the same premium.

     IT IS UNDERSTOOD THAT, AS SPECIFIED IN 3 ABOVE, THE AMOUNT AND/OR THE DURATION OF THE DEATH BENEFIT AND THE AMOUNT OF THE CASH VALUE MAY INCREASE OR DECREASE BASED ON THE INVESTMENT EXPERIENCE OF THE APPLICABLE SEPARATE ACCOUNT AND ARE NOT GUARANTEED.

     I have received a current prospectus for the FVL Policy indicated above.



     --------------------     ---------------     ------------------------------
     Name of Insured               Date           Signature of Owner


                              ---------------     ------------------------------
                                   Date           Signature of Broker/Dealer or
                                                  Principal

     ANY PERSON WHO KNOWINGLY, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AND APPLICATION CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.


     SCPSUPP1(OH)        (Rev. 3/97)

                  SUPPLEMENT TO APPLICATION FOR LIFE INSURANCE
                       METROPOLITAN LIFE INSURANCE COMPANY
                      Flexible Premium Variable Life (FVL)


1.   INVESTMENT DIVISION/ACCOUNT ALLOCATION
     Select the percentage of net premium to be allocated to each division/account. For each division/account to which an allocation is made, the percentage must be a whole number. The percentage will apply to future net premiums unless changed by the owner.



2. What is your main investment objective for investment of net premum?

      [  ]     Preservation of Capital  [  ] Growth & Income
      [  ]     Growth                   [  ] Aggressive Growth
      [  ]     Income

DIVISION/ACCOUNT                             ALLOCATION
----------------                             ----------
State Street Research Growth                          %
                                             ---------
State Street Research Income                          %
                                             ---------
MetLife Money Market                                  %
                                             ---------
State Street Research Diversified                     %
                                             ---------
State Street Research Aggressive Growth               %
                                             ---------
GFM International Stock                               %
                                             ---------
MetLife Stock Index                                   %
                                             ---------
Scudder Global Equity                                 %
                                             ---------
T. Rowe Price Small Cap Growth                        %
                                             ---------
Loomis Sayles High Yield Bond                         %
                                             ---------
Janus Mid Cap                                         %
                                             ---------
Fixed Account                                         %
                                             ---------
Other                                                 %
      ---------------------------            ---------
               (Specify)
Total:                                            100 %



3. Do you understand that under the policy indicated above (exclusive of any optional benefits):

           (i) the amount of death benefit in excess of the Specified Face Amount for FVL policies may increase or decrease depending on the
               policy's investment experience?         [   ]  Yes     [   ]  No

          (ii) the duration of the death benefit for FVL policies may increase or decrease depending on the policy's investment
               experience?                             [   ] Yes      [   ]  No

         (iii) the cash value may increase or decrease depending on the policy's
               investment experience?                  [   ]  Yes     [   ]  No



     NOTE: Upon request, we will furnish illustrations of benefits, including death benefits and cash values, for (a) the policy applied for and
           (b) a fixed benefit life insurance policy for the same premium.

     IT IS UNDERSTOOD THAT, AS SPECIFIED IN 3 ABOVE, THE AMOUNT AND/OR THE DURATION OF THE DEATH BENEFIT AND THE AMOUNT OF THE CASH VALUE MAY INCREASE OR DECREASE BASED ON THE INVESTMENT EXPERIENCE OF THE APPLICABLE SEPARATE ACCOUNT AND ARE NOT GUARANTEED.

     I have received a current prospectus for the FVL Policy indicated above.



     --------------------     ---------------     ------------------------------
     Name of Insured               Date           Signature of Owner


                              ---------------     ------------------------------
                                   Date           Signature of Broker/Dealer or
                                                  Principal



                  DISCLOSURE OF GUARANTY FUND NON-PARTICIPATION

     In the event the Company is unable to fulfill its contractual obligation under this application, the policyholder is not protected by an insurance guaranty fund or other solvency protection arrangement.



     SCPSUPP1(TX)   (Rev. 3/97)

                  SUPPLEMENT TO APPLICATION FOR LIFE INSURANCE
                       METROPOLITAN LIFE INSURANCE COMPANY
                      Flexible Premium Variable Life (FVL)


1.   INVESTMENT DIVISION/ACCOUNT ALLOCATION
     Select the percentage of net premium to be allocated to each division/account. For each division/account to which an allocation is made, the percentage must be a whole number. The percentage will apply to future net premiums unless changed by the owner.

     CA NOTE - - IN CALIFORNIA, ALLOCATION TO THE GFM INTERNATIONAL STOCK DIVISION IS LIMITED TO NO MORE THAN 80% OF THE
     TOTAL ALLOCATION TO THE SEPARATE ACCOUNT.  THIS MAXIMUM
     PERCENTAGE IS COMPUTED AS FOLLOWS:
      (1) 100 MINUS FIXED ACCOUNT ALLOCATION IN LINE (A);
      (2) MULTIPLY THE RESULT IN STEP (1) BY .8



2. What is your main investment objective for investment of net premum?

      [  ]     Preservation of Capital  [  ] Growth & Income
      [  ]     Growth                   [  ] Aggressive Growth
      [  ]     Income



DIVISION/ACCOUNT                             ALLOCATION
----------------                             ----------
State Street Research Growth                 (a)      %
                                             ---------
State Street Research Income                          %
                                             ---------
MetLife Money Market                                  %
                                             ---------
State Street Research Diversified                     %
                                             ---------
State Street Research Aggressive Growth               %
                                             ---------
GFM International Stock                               %
                                             ---------
MetLife Stock Index                                   %
                                             ---------
Scudder Global Equity                                 %
                                             ---------
T. Rowe Price Small Cap Growth                        %
                                             ---------
Loomis Sayles High Yield Bond                         %
                                             ---------
Janus Mid Cap                                         %
                                             ---------
Fixed Account                                         %
                                             ---------
Other                                                 %
      ---------------------------            ---------
               (Specify)


- - SEE CA NOTE - -
GFM International Stock                               %
                                             ---------
     Total:                                       100 %


3. Do you understand that under the policy indicated above (exclusive of any optional benefits):

           (i) the amount of death benefit in excess of the Specified Face Amount for FVL policies may increase or decrease depending on the
               policy's investment experience?         [   ]  Yes     [   ]  No

          (ii) the duration of the death benefit for FVL policies may increase or decrease depending on the policy's investment
               experience?                             [   ] Yes      [   ]  No

         (iii) the cash value may increase or decrease depending on the policy's
               investment experience?                  [   ]  Yes     [   ]  No

     NOTE: Upon request, we will furnish illustrations of benefits, including death benefits and cash values, for (a) the policy applied for and
           (b) a fixed benefit life insurance policy for the same premium.

     IT IS UNDERSTOOD THAT, AS SPECIFIED IN 3 ABOVE, THE AMOUNT AND/OR THE DURATION OF THE DEATH BENEFIT AND THE AMOUNT OF THE CASH VALUE MAY INCREASE OR DECREASE BASED ON THE INVESTMENT EXPERIENCE OF THE APPLICABLE SEPARATE ACCOUNT AND ARE NOT GUARANTEED.

     I have received a current prospectus for the FVL Policy indicated above.



     --------------------     ---------------     ------------------------------
     Name of Insured               Date           Signature of Owner


                              ---------------     ------------------------------
                                   Date           Signature of Broker/Dealer or
                                                  Principal


     SCPSUPP1(CA)   (Rev. 3/97)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  FLEXIBLE PREMIUM VARIABLE LIFE (METFLEX-SM-)

                                DELIVERY RECEIPT
                                  (Page 1 of 2)

Policyowner:
Insured:
Policy  Number:

I/We acknowledge receipt of the policy(ies) listed above on this ___________ day of _______________________. I/We may return this policy(ies) to Metropolitan at any time before the later of the date Metropolitan receives this signed delivery receipt or 10 days from the date the policy was delivered to me/us. If I/we return the policy(ies) within this period, the policy(ies) will be void from the beginning and I/we will receive a complete refund of any premium paid. I/We understand that during this period, the net premium allocated to the Separate Account(s) will be invested in the Money Market portfolio. At the end of that period, I/we want the net premium to be invested in the Separate Account(s) as designated below:

     1.   INVESTMENT DIVISION/ACCOUNT ALLOCATION

     Select the percentage of net premium to be allocated to each division/account.

     DIVISION/ACCOUNT                                  ALLOCATION
     ----------------                                  ----------
     Fixed Account                                          (a)     %
                                                            ---------
     Separate Account
          State Street Research Growth            (a)      %
                                                  ----------
          State Street Research Income                     %
                                                  ----------
          MetLife Money Market                             %
                                                  ----------
          State Street Research Diversified                %
                                                  ----------
          State Street Research Aggressive Growth          %
                                                  ----------
          GFM International Stock                          %
                                                  ----------
          MetLife Stock Index                              %
                                                  ----------
          Scudder Global Equity                            %
                                                  ----------
          T. Rowe Price Small Cap Growth                   %
                                                  ----------
          Loomis Sayles High Yield Bond                    %
                                                  ----------
          Janus Mid Cap                                    %
                                                  ----------
          Fixed Account                                    %
                                                  ----------
          Other                                            %
                ---------------------------       ----------
       Separate Account Sub-Total:                (b)      %
                                                  ----------
          International Stock                               (c)     %
                                                            ---------
                                           Total                100 % [sum of
                                                                      lines (a),
                                                                      (b) and
                                                                      (c)]


     * In California, allocation to the International stock portfolio is limited to no more than 80% of the total allocation to the Separate Account. This maximum amount is computed as follows:
               (1) 100 minus the Fixed Account allocation in line (a);
               (2) multiply the answer computed in the previous step by .8
     The percentage will apply to future premiums unless changed by the owner.


                                                                  (CA Rev. 2/97)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  FLEXIBLE PREMIUM VARIABLE LIFE (METFLEX-SM-)

                                DELIVERY RECEIPT
                                  (Page 2 of 2)

Policyowner:
Insured:
Policy  Number:

2.   WHAT IS THE MAIN OBJECTIVE FOR INVESTMENT OF NET PREMIUM?

          [  ] Preservation of Capital       [  ] Growth & Income
          [  ] Growth                        [  ] Aggressive Growth
          [  ] Income

3. DO YOU UNDERSTAND THAT UNDER THE POLICY(IES) INDICATED ABOVE (EXCLUSIVE OF ANY OPTIONAL BENEFITS):

          (i) the amount of death benefit in excess of the Specified Face Amount for MetFlex policies may increase or decrease depending on the
          policy's investment experience?              [  ] Yes       [  ] No

          (ii) the duration of the death benefit for MetFlex policies may increase or decrease depending on the policy's investment
          experience?                                  [  ] Yes       [  ] No

          (iii)  the cash value may increase or decrease depending on the
          policy's investment experience?              [  ] Yes       [  ] No

IT IS UNDERSTOOD THAT, AS SPECIFIED IN 3 ABOVE, THE AMOUNT AND/OR THE DURATION OF THE DEATH BENEFIT AND THE AMOUNT OF THE CASH VALUE MAY INCREASE OR DECREASE BASED ON THE INVESTMENT EXPERIENCE OF THE APPLICABLE SEPARATE ACCOUNT(S) AND ARE NOT GUARANTEED.


--------------------------    ---------------------------------------------
Date                          Authorized Signature

                              ---------------------------------------------
                              Title

                              ---------------------------------------------
                              Witness





--------------------------    ---------------------------------------------
Date                          Broker/Dealer or Principal Signature


                                                                  (CA Rev. 2/97)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  FLEXIBLE PREMIUM VARIABLE LIFE (METFLEX-SM-)
--------------------------------------------------------------------------------

                                DELIVERY RECEIPT


Policyowner:
Policy  Number:


I/we acknowledge receipt of the policy listed above on this ____________ day of ______________________. I/we may return this policy to Metropolitan at any time before the later of the date Metropolitan receives this signed delivery receipt or 10 days from the date the policy was delivered to me/us. If I/we return the policy within this period, the policy will be void from the beginning and I/we will receive a complete refund of any premium paid. I/we understand that during this period, the net premium allocated to the Separate Account(s) will be invested in the Money Market portfolio. At the end of that period, I/we want the net premium to be invested in the Separate Account(s) as designated below:

     1.   INVESTMENT DIVISION/ACCOUNT ALLOCATION

     Select the percentage of net premium to be allocated to each division/account.

          INVESTMENT DIVISION                               ALLOCATION
          -------------------                               ----------
               State Street Research Growth                          %
               State Street Research Income                          %
               MetLife Money Market                                  %
               State Street Research Diversified                     %
               State Street Research Aggressive Growth               %
               GFM International Stock                               %
               MetLife Stock Index                                   %
               Scudder Global Equity                                 %
               T. Rowe Price Small Cap Growth                        %
               Loomis Sayles High Yield Bond                         %
               Janus Mid Cap                                         %
          FIXED ACCOUNT                                              %
          -------------

          OTHER                                                      %
          -----------------                                 ----------
          TOTAL

     For each division/account to which an allocation is made, the percentage must be in whole numbers. The percentage will apply to future premium unless changed by the owner.

     2.   WHAT IS THE MAIN OBJECTIVE FOR INVESTMENT OF NET PREMIUM?

          [  ] Preservation of Capital       [  ] Growth & Income
          [  ] Growth                        [  ] Aggressive Growth
          [  ] Income

     3. DO YOU UNDERSTAND THAT UNDER THE POLICY(IES) INDICATED ABOVE (EXCLUSIVE OF ANY OPTIONAL BENEFITS):

     (i) the amount of death benefit in excess of the Specified Face Amount for MetFlex policies may increase or decrease depending on the policy's investment experience?

               [  ] Yes       [  ] No

     (ii) the duration of the death benefit for MetFlex policies may increase or decrease depending on the policy's investment experience?

               [  ] Yes       [  ] No

     (iii) the cash value may increase or decrease depending on the policy's investment experience?

               [  ] Yes       [  ] No

IT IS UNDERSTOOD THAT, AS SPECIFIED IN 3 ABOVE, THE AMOUNT AND/OR THE DURATION OF THE DEATH BENEFIT AND THE AMOUNT OF THE CASH VALUE MAY INCREASE OR DECREASE BASED ON THE INVESTMENT EXPERIENCE OF THE APPLICABLE SEPARATE ACCOUNT(S) AND ARE NOT GUARANTEED.


--------------------------    ---------------------------------------------
Date                          Authorized Signature

                              ---------------------------------------------
                              Title

                              ---------------------------------------------
                              Witness





--------------------------    ---------------------------------------------
Date                          Broker/Dealer or Principal Signature

                       METROPOLITAN LIFE INSURANCE COMPANY
                  FLEXIBLE PREMIUM VARIABLE LIFE (METFLEX-SM-)
--------------------------------------------------------------------------------

                                DELIVERY RECEIPT


Insured:
Policyowner:
Policy  Number:


I acknowledge receipt of the policy listed above on this ____________ day of ______________________. I may return this policy to Metropolitan at any time before the later of the date Metropolitan receives this signed delivery receipt or 10 days from the date the policy was delivered to me. If I return the policy within this period, the policy will be void from the beginning and I will receive a complete refund of any premium paid. I understand that during this period, the net premium allocated to the Separate Account(s) will be invested in the Money Market portfolio.




--------------------------    ---------------------------------------------
Date                          Authorized Signature

                              ---------------------------------------------
                              Title

                              ---------------------------------------------
                              Witness




DR-EXEC